SECURITIES AND EXCHANGE COMMISSION

                         Washington D.C.  20549


                                FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                   THE SECURITIES EXCHANGE ACT OF 1934


            Date of report (date of earliest event reported):
                             August 5, 1996




                               PACIFICORP

         (Exact name of registrant as specified in its charter)

    State of Oregon              1-5152                   93-0246090
(State of Incorporation)       (Commission             (I.R.S. Employer
                                File No.)             Identification No.)



700 N.E. Multnomah, Suite 1600, Portland, Oregon               97232-4116
(Address of principal executive offices)                       (Zip Code)

           Registrant's telephone number, including area code:
                             (503) 731-2000



                                No Change
      (Former Name or Former Address, if changed since last report)

Item 5.  OTHER EVENTS

        Information contained in the news release issued on August 5, 1996 relating to a successful bid for the Hazelwood Power Station and associated coal mine in Victoria, Australia by a consortium that includes PacifiCorp, National Power PLC, Destec Energy, Inc. and the Commonwealth Bank Group of Australia is incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        c)  Exhibit

            99. PacifiCorp news release issued August 5, 1996.



                                SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 PACIFICORP
                                 (Registrant)



                                 By: ______________________
                                     Richard T. O'Brien
                                     Senior Vice President and
                                     Chief Financial Officer

Date:  August 6, 1996